                                                                    EXHIBIT 10.1

                                                                    May 27, 1998

Financiere et Industrielle Gaz et Eaux
3, rue Jaques Bingen
75017, Paris (France)
Attention:  Stephane Boissel

     Re: Virata Limited - Agreement with respect to Board of Directors and other shareholder rights

Gentlemen:

     In connection with the private placement offering ("Offering") of Series D Preference Shares of Virata Limited, a corporation organized in the United Kingdom (the Company"), which are convertible into Ordinary Shares of the Company ("Ordinary Shares"), and the purchase by Financiere et Industrielle Gaz et Eaux, a company incorporated in France with its registered office as described above ("Gaz et Eaux") of 7,348,111 Series D Preference Shares (the "Gaz et Eaux Shares") in the Offering, representing 10.0% and 11.6% of both the voting rights and the equity capital (fully diluted and outstanding, respectively) of the Company, as shown on the attached exhibit set forth below is our mutual understanding as to (i) the representation of Gaz et Eaux on the Company's Board of Directors and (ii) certain other rights relating to the capital of the Company it being understood that the basis of Gaz et Eaux's decision to purchase the Gaz et Eaux Shares is that following such purchase, Gaz et Eaux will hold more than 10% of the voting rights and equity capital of the Company.

     1.  BOARD REPRESENTATION.  As long as Gaz et Eaux shall continue to hold 5%
         --------------------
of the outstanding voting rights of the Company, on an as-converted basis, each of the undersigned (including Gaz et Eaux) hereby agrees to (A) in their capacities as shareholders of the Company, vote their respective shares in favour of and approve, and (B) cause their respective representative on the Company's Board of Directors to approve, the election and appointment of a person nominated by Gaz et Eaux to the Company's Board of Directors.

     2.  If, from time to time during the term of this letter agreement there is
(i) a dividend in the form of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company; or (ii) any consolidation or merger immediately following which shareholders of the Company hold more than fifty percent (50%) of the voting equity securities of the surviving corporation, then, in such event, any and all new, substituted or additional securities or other property to which any of the Insiders are entitled by reason of their ownership of the Insider Shares shall be immediately subject to the provisions of this letter agreement and be included in the term "Insider Shares" for all purposes of this letter agreement with the same force and effect as the Insider Shares presently subjected to this letter agreement and with respect to which such securities or property were distributed. In the event that any of the Insiders are issued or otherwise acquire any Company securities, then such securities shall be immediately subject to all the provisions of this letter agreement and also be included in the term

"Insider Shares" for all purposes of this letter agreement with the same force and effect as the Insider Shares then subject to this letter agreement.

     3.  CO-SALE RIGHTS.  As long as Gaz et Eaux shall continue to hold 5% of
         --------------
the outstanding voting rights of the Company, on an as-converted basis each of the undersigned (including Gaz et Eaux) hereby agrees to the following terms:

     (A) In the event one or more of the undersigned, including Gaz et Eaux (each an "Insider"), propose to sell, assign, transfer or otherwise convey shares representing fifty percent (50%) or more of the aggregate voting rights exercisable at a general meeting of shareholders of the Company or 50% or more of the share capital of the Company (the "Insider Shares"), in a single transaction or a series of related transactions (collectively, a "Sale"), and such 50% or more being determined after the other stockholders of the Company have exercised their respective rights of first refusal in accordance with the provisions of the Company's Articles of Association, then the Insiders proposing such a Sale (each a "Selling Insider") shall offer in writing (the "Notice") to the remaining Insiders (each a "Non-Selling Insider") the right to participate in such Sale on the same terms and conditions available to such Selling Insiders. The Notice shall describe in reasonable detail the proposed Sale, including, without limitation, the number of Insider Shares to be sold or transferred, the nature of such Sale, the consideration to be paid and the name and address of each prospective purchaser or transferee.

     (B) Upon written notice to the Selling Insiders within fifteen (15) business days of receipt by Non-Selling Insiders of the Notice, each Non-Selling Insider may elect to sell up to all the shares then held by it. To the extent a Non-Selling Insider exercises such right of co-sale, the number of Insider Shares that the Selling Insiders may sell in the Sale may be correspondingly reduced.

     (C) If a Non-Selling Insider elects to exercise its co-sale rights, such Non-Selling Insider shall effect its participation in the Sale by promptly delivering to the Selling Insiders one or more certificates, properly endorsed for transfer, which represent the number of Insider Shares which such Non-Selling Insider elects and has the right to sell. The stock certificate or certificates delivered to the Selling Insiders pursuant to this paragraph (C) shall be transferred to the prospective purchaser or transferee upon consummation of the Sale pursuant to the teens and conditions specified in the Notice, and the Selling Insiders shall, concurrently therewith, remit to each Non-Selling Insider that portion of the Sale proceeds to which such Non-Selling Insider is entitled by reason of its participation in such Sale. To the extent that any prospective purchaser or transferee prohibits such assignment or otherwise refuses to purchase stock or other securities from a Non-Selling Insider exercising its right of co-sale hereunder, the Selling Insiders shall not sell any Insider Shares to such prospective purchaser or transferee unless and until, simultaneously with such Sale, the Selling Insiders purchase such stock or other securities from such Non-Selling Insider.

     (D) The exercise or non-exercise of the co-sale right of a Non-Selling Insider hereunder to participate in any Sale of Insider Shares by the Selling Insiders shall not adversely affect its right to participate in any subsequent Sale pursuant to this letter agreement. If a Non-

Selling Insider does not elect to participate in the Sale subject to the Notice, the Selling Insiders may, not later than sixty (60) days after delivery of the Notice to the Non-Selling Insiders, conclude a transfer of the Insider Shares covered by the Notice on terms and conditions not more favourable to the Selling Insiders than those described in the Notice. Any proposed Sale on terms and conditions more favourable than those described in the Notice or more than sixty
(60) days after delivery thereof shall again be subject to the co-sale rights of the Non-Selling Insiders contained in this letter agreement.

     (E) Notwithstanding the above, such co-sale rights shall not apply to a Sale or other conveyance of Insider Shares by the Selling Insiders which is:

         (i) to a Selling Insider's spouse, parents, or children or other members of the Selling Insider's family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Selling Insider or members of his or her family in connection with a bona
                                                                          ----
     fide estate planing transaction;
     ----

         (ii)   by way of bequest or inheritance upon death;

         (iii) to a subsidiary, parent or subsidiary of a parent of a Selling Insider;

         (iv)   to one or more of the Insiders;

         (v) by way of any pledge of Insider Shares made by the Selling Insider pursuant to a bona fide loan transaction that creates a mere
                           ---------
     security interest;

     provided, however, that any transferees pursuant to this paragraph (E)
     -----------------
shall receive and hold such Insider Shares subject in all respects to the provisions of this letter agreement, and that there shall be no further transfer of such shares except in accordance herewith.

     (F) In the event a Selling Insider sells or transfers any Insider Shares in contravention of the co-sale rights of Non-Selling Insiders under this letter agreement, such sale or transfer shall be null and void and each of the Insiders agrees that the Company will not transfer on its books any certificate representing shares sold or transferred in violation of this letter agreement.

     4.  FUTURE SHARE ISSUES.  Each of the undersigned (including Gaz et Eaux)
         -------------------
agrees not to vote in favour of any resolution to disapply section 89 of the Companies Act 1985, as amended, or such provision as may replace it or to disapply or amend Article 5.1 of the Articles of Association of the Company or such provision as may replace it (whether in a general meeting of shareholders or a class meeting) ("Resolution") unless each of the undersigned is given an opportunity by the Company to purchase (on terms which are no less favourable than those offered to any other person and in any event in accordance with sections 89 to 95 of the Companies Act 1985, as amended and with the said
Article 5) such number of the shares referred to in the Resolution as is necessary to maintain their then percentage shareholding in the Company, or their percentage voting rights exercisable at a general meeting of the Company, PROVIDED THAT this letter agreement shall not apply in respect of any resolution which is proposed in respect of any issue of shares:

         (i) to employees or future employees of the Company or any members of its group; and

         (ii) pursuant to any acquisition by the Company or any member of its group whereby such shares are issued as consideration or part consideration for such acquisition.

     5.  PARTICIPATION IN FUTURE CONVERSIONS.  Without prejudice to Clause 4
         -----------------------------------
above, each of the undersigned shall not vote in favour of any resolution, or take any action which it is otherwise able to take, which relates to the conversion of any issued shares into a class of shares with rights, preferences or privileges ranking in priority to those of the "D" preference shares without giving Gaz et Eaux the opportunity (in accordance with the procedure set out in Article 90 of the Companies Act 1985, as amended, mutatis mutandis) to convert up to such number of the "D" preference shares then held by it into shares of the class to be created as is equal to the number of shares to be so converted.

     6.  AMENDMENT OF THE ARTICLES OF ASSOCIATION.  Each of the undersigned
         ----------------------------------------
(including Gaz et Eaux) undertakes to vote in favour of a resolution (whether in a general meeting of shareholders or a class meeting) to amend the Articles of Association of the Company by the insertion of a new article 9.16 as follows:

     "9.16 Notwithstanding any other provisions of these Articles a transfer of any shares in the Company held by any "D" preferred shareholder may be made to any other member in its Group without restriction as to price or otherwise and any such transfer shall be registered by the directors provided that the transferee remains a member of the Group. For the avoidance of doubt, the benefit of this Article 9.16 shall apply to (i) distribution by holders of "D" preference shares which are partnerships to their partners and (ii) distribution by holders of "D" preference shares which are unit or investment trusts to their trustees or beneficiaries. For the purposes of this Article
            9.16 in respect of any member "Group" means any entity controlled by, controlling or under common control with such member and "control" means to own, directly or indirectly a majority of the voting securities of such entity or such member."

and the undersigned shall undertake to table such a resolution at the next general meeting of shareholders of the Company and Gaz et Eaux for such time as it has a nominated representative on the Board of Directors shall cooperate in that regard.

     7.  TERMINATION. This letter agreement shall terminate and be of no further
         -----------
force and effect immediately upon the earlier of (i) the closing of an initial public offering of securities of the Company, or (ii) the closing of the acquisition of all or substantially all the assets or stock of the Company or the consolidation or merger of the Company with or into any corporation or corporations, unless the shareholders of the Company immediately prior to such transaction are holders of a majority of the voting securities of the surviving or acquiring corporation immediately thereafter (disregarding, for purposes of this calculation, equity securities which any shareholder of the Company owned immediately prior to such merger or consolidation as a shareholder of another party to the transaction).

     8.  GOVERNING LAW.  This letter agreement shall be governed in all respects
         -------------
by the laws of England and Wales.

     9.  SHAREHOLDINGS.  Each of the undersigned, excluding Gaz et Eaux confirm
         -------------
that they are currently the legal and beneficial owners of the numbers and classes of shares in the capital of the Company set opposite their respective names in the attached Schedule.

     10. FURTHER ADHERENCE.  In the event that any of the undersigned
         -----------------
(including Gaz et Eaux) wish to transfer any of their shares in the Company such transfer shall be subject to the condition that the transferee shall first have entered into an agreement with other parties to this Agreement whereby it agrees to be bound (on terms satisfactory to such other parties) by provisions corresponding to the provisions of this Agreement binding upon the transferor (and the transferor is at the same time released from such provisions) and in the event of such agreement not being so signed the transferor shall remain bound by the terms of this Agreement as though it remained the holder of the shares in question.

     11. ENTIRE AGREEMENT; AMENDMENT.  This letter agreement and the documents
         ---------------------------
referred to in it constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof. This letter agreement, or any provision hereof, may be amended or waived only in writing signed by each of the Insiders and the Company.

     12. NOTICES, ETC.  All notices and other communications required or
         -------------
permitted hereunder shall be in writing and shall be mailed by recognized overnight courier, by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed (a) if to any of the Insiders, to the Company, or at such other address as an Insider have furnished to the Company in writing, (b) if to Gaz et Eaux, at 3, rue Jaques Bingen, 75017, Paris (France), Attention: Stephane Boissel, or at such address as Gaz et Eaux shall have furnished the Company in writing, or (c) if to the Company, at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge CB3 0BL United Kingdom, or at such other address as the Company shall have furnished to each of the Insiders and Gaz et Eaux. If notice is provided by mail or overnight courier, notice shall be deemed to be given upon actual delivery.

     13. COUNTERPARTS.  This letter agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     14. SEVERABILITY.  In the event that any provision of this letter
         ------------
agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this letter agreement will continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions; provided that no such severability will be effective against a party if it materially and adversely changes the economic benefits of this letter agreement to such party.

                                   SCHEDULE

Name of Shareholder       Class of Shares     Number of Shares  Number of Shares     Percentage of total        Percentage of total
                               Held              Outstanding      Fully Diluted    voting rights and equity       voting rights and
                                                                                     capital outstanding        equity capital fully
                                                                                                                       diluted
------------------------------------------------------------------------------------------------------------------------------------
Oracle Corporation        Preference C & D        9,794,421         9,794,421               15.4%                      13.3%
------------------------------------------------------------------------------------------------------------------------------------
Olivetti Telemedia        Ordinary,               8,370,238         8,370,238               13.2%                      11.4%
Investments B.V.          Preference A and
                          Preference D
------------------------------------------------------------------------------------------------------------------------------------
Oak Investment Partners   Preference D            7,945,331         7,945,331               11.8%                      10.8%
------------------------------------------------------------------------------------------------------------------------------------
New Enterprise            Preference D            5,582,979         5,582,979                8.6%                       7.2%
Associates
------------------------------------------------------------------------------------------------------------------------------------
Providence Investment     Ordinary,               1,589,152         1,589,152                2.5%                       2.2%
Company Ltd.              Preference A and
                          Preference D
------------------------------------------------------------------------------------------------------------------------------------
Prof. Andrew Hopper       Ordinary and            1,540,000         1,540,000                2.4%                       2.1%
                          Preference D
------------------------------------------------------------------------------------------------------------------------------------
Gaz et Eaux               Preference D            7,348,111         7,348,111               11.6%                      10.0%
------------------------------------------------------------------------------------------------------------------------------------
Subtotal for all                                 42,170,232        42,170,232               62.9%                      57.4%
signatories
------------------------------------------------------------------------------------------------------------------------------------
Others                                           22,890,197        31,310,879               37.1%                      42.2%
------------------------------------------------------------------------------------------------------------------------------------
Total                                            65,060,429        73,481,111              100.0%                     100.0%
------------------------------------------------------------------------------------------------------------------------------------

Virata Limited - Agreement with respect to Board of Directors and other shareholder rights

IN WITNESS WHEREOF, each of the undersigned has caused this letter agreement to be executed by its respective authorized represe as of the date first written above.

                              Very truly yours,

                              ORACLE CORPORATION

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                              OLIVETTI TELEMEDIA INVESTMENTS B.V.

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                              OAK INVESTMENT PARTNERS VI, LP & OAK VI
                              AFFILIATE FUND, LP

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                              NEW ENTERPRISE ASSOCIATES

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                              PROVIDENCE INVESTMENT COMPANY LTD.

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------


                              -----------------------------
                              PROF. ANDREW HOPPER

The undersigned hereby agrees to be bound by and accepts the agreement set forth above as of the ___ day of May, 1998

GAZ ET EAUX

By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

                               Shareholder List

                                                                              'C'
                                                     'A'        'B'         Preference       'D'
                                        Ordinary  Preference  Preference  as-converted   Preference                          Fully
                                         Shares    Shares of  Shares of     Shares of    Shares of       Post     Holding   Diluted
                                         of 1p       50p        1p             1p           1p        Conversion     %         %
Societe Financiere Mirelis SA                          -          -                        500,000       500,000    0.8%      0.7%
Pharos Genesis Fund Limited                            -          -                        454,546       454,546    0.7%      0.6%
Pharos Fund Limited                                    -          -                        454,545       454,545    0.7%      0.6%
Pictet & Cie Geneva                                    -          -                        450,000       450,000    0.7%      0.6%
Lighthouse Partners USA, LP                            -          -                        295,455       295,455    0.5%      0.4%
Faisal Finance (Jersey) Ltd.                           -          -                        272,727       272,727    0.4%      0.4%
Banque SCS Alliance S.A.                               -          -                        250,000       250,000    0.4%      0.3%
Faisal Finance (Switzerland) SA                        -          -                        250,000       250,000    0.4%      0.3%
Denmore Investments Limited                            -          -                        250,000       250,000    0.4%      0.3%
4 C Ventures L.P.                                      -          0                        239,920       239,920    0.4%      0.3%
GLG Finance SA                                         -          -                        210,000       210,000    0.3%      0.3%
Galba Anstalt                                          -          -                        201,200       201,200    0.3%      0.3%
L.B. Finance S.A.                                      -          -                        200,000       200,000    0.3%      0.3%
Jordana-Gerhardt Family Trust                          -          -                        181,818       181,818    0.3%      0.2%
u/d/t 3/21/97 Clar
Oak VI Affiliates Fund Ltd                             -          -                        181,137       181,137    0.3%      0.2%
Thomas A. Thornhill III                                -          -                        180,000       180,000    0.3%      0.2%
LLOYDS BANK PLC NOMINEES                               -          -                        160,000       160,000    0.3%      0.2%
GLG Finance SA                                         -          -                        150,000       150,000    0.2%      0.2%
Marcuard Cook & Cie S.A.                               -          -                        150,000       150,000    0.2%      0.2%
Banca Del Gottardo                                     -          -                        150,000       150,000    0.2%      0.2%
Bank Julius Baes Zurich                                -          -                        140,000       140,000    0.2%      0.2%
BANQUE PRIVEE ED. DE ROTHSCHILD                        -          -                        136,360       136,360    0.2%      0.2%
Algonquin Trust SA                                     -          -                        100,000       100,000    0.2%      0.1%
Manpower SA.                                           -          -                        100,000       100,000    0.2%      0.1%
Bank Julius Bar & CO AG                                -          -                        100,000       100,000    0.2%      0.1%
Thierry Saint-Loup                                     -          -                        100,000       100,000    0.2%      0.1%
James B. Metzger                                       -          -                        100,000       100,000    0.2%      0.1%
Rex A. Sherry & Lon Kargionis-Sherry,                  -          -                        100,000       100,000    0.2%      0.1%
Trustees
Thierry Bungener                                       -          -                         90,910        90,910    0.1%      0.1%
Lighthouse Genesis Partners USA, LP                    -          -                         68,182        68,182    0.1%      0.1%
Credit Suisse London Nominees Ltd.                     -          -                         60,000        60,000    0.1%      0.1%
Thomas J. Keegan                                       -          -                         45,454        45,454    0.1%      0.1%
Michael J. Sullivan                                    -          -                         45,454        45,454    0.1%      0.1%


                                                                               'C'
                                                     'A'         'B'        Preference      'D'
                                        Ordinary  Preference  Preference   as-converted  Preference                         Fully
                                         Shares   Shares of   Shares of     Shares of    Shares of       Post     Holding  Diluted
                                          of 1p      50p         1p            1p           1p         Conversion    %        %
Andrew Hopper                          1,500,000      -          -                         40,000      1,540,000    2.4%    2.1%
Foundation de prevoyance Manpower                     -          -                         30,000         30,000    0.0%    0.0%
George G. Guthrie                                     -          -                         22,727         22,727    0.0%    0.0%
Patrick O'Hearn                          380,208      -          -                                       380,208    0.6%    0.5%
Ernie Woodruft                           109,375      -          -                                       109,375    0.2%    0.1%
RHM & RHR Trust Co Ltd                   100,000      -          -                                       100,000    0.2%    0.1%
Chris Turner                             100,000      -          -                                       100,000    0.2%    0.1%
Steve Schlumberger                        81,250      -          -                                        81,250    0.1%    0.1%
Stanley Ooi                               53,750      -          -                                        53,750    0.1%    0.1%
Brian Knight                              51,250      -          -                                        51,250    0.1%    0.1%
Fred Sammartino                           45,833      -          -                                        45,833    0.1%    0.1%
Geoff Jones                               43,750      -          -                                        43,750    0.1%    0.1%
Stuart Wray                               38,541      -          -                                        38,541    0.1%    0.1%
David Milway                              30,000      -          -                                        30,000    0.0%    0.0%
Stefan Knight                             28,958      -          -                                        28,958    0.0%    0.0%
Andrew Haley                              24,170      -          -                                        24,170    0.0%    0.0%
William Stoye                             20,000      -          -                                        20,000    0.0%    0.0%
David Wright                              16,250      -          -                                        16,250    0.0%    0.0%
John Whistlecraft                         14,580      -          -                                        14,580    0.0%    0.0%
Pauline Diggins                           12,708      -          -                                        12,708    0.0%    0.0%
Graham Biss                               11,667      -          -                                        11,667    0.0%    0.0%
Ian Stacey                                 8,750      -          -                                         8,750    0.0%    0.0%
Mike Kryss                                 7,917      -          -                                         7,917    0.0%    0.0%
David Bray                                 6,771      -          -                                         6,771    0.0%    0.0%
Lee Runion                                 6,250      -          -                                         6,250    0.0%    0.0%
Phil Velella                               6,250      -          -                                         6,250    0.0%    0.0%
Thomas Bleier                              5,833      -          -                                         5,833    0.0%    0.0%
Rob McColloch                              3,958      -          -                                         3,958    0.0%    0.0%
Diana Bray                                 2,708      -          -                                         2,708    0.0%    0.0%
Joe Bowen                                  2,500      -          -                                         2,500    0.0%    0.0%
Gerlof Klimp                               2,500      -          -                                         2,500    0.0%    0.0%
Jane Campbell                              2,062      -          -                                         2,062    0.0%    0.0%
Tony Thompson                              1,417      -          -                                         1,417    0.0%    0.0%



                                                                               'C'
                                                  'A'           'B'         Preference        'D'
                                   Ordinary    Preference    Preference    as-converted    Preference                        Fully
                                    Shares     Shares of     Shares of      Shares of      Shares of     Post      Holding  Diluted
                                    of 1p         50p           1p              1p            1p       Conversion     %        %


David Martin                          1,167            -             -                              -       1,167     0.0%     0.0%
Destanie Clark                        1,125            -             -                              -       1,125     0.0%     0.0%
Martina Hortsman                      1,042            -             -                              -       1,042     0.0%     0.0%
Josh Benveniste                         500            -             -                              -         500     0.0%     0.0%

Total Issued Share Capital       11,752,415    1,798,720     1,394,406     5,600,000       42,889,503  63,435,045   100.0%    86.3%

Employee Grants (Vested)          1,835,233            -             -             -                -   1,835,233              2.5%
Equip Lease Vendor Warrant                -            -             -        74,046                -      74,046              0.1%
Equip Lease Vendor Warrant                -            -             -        14,400                -      14,400              0.0%
Wilmott Option                       75,000            -             -             -                -      75,000              0.1%
Bank Warrant                              -            -             -        42,353                -      42,353              2.2%
Index Warrant                             -            -             -             -        1,589,777   1,589,777              2.2%
Fully diluted @ 25 May 98        13,662,648    1,798,720     1,394,406     5,730,799       44,479,280  67,065,854             91.3%
Employee Grants (Unvested)        6,415,257            -             -                                  6,415,257              8.7%
Fd w/ Unvest. Options @ 25 May   20,077,905    1,798,720     1,394,406     5,730,799       44,479,280  73,481,111            100.0%